Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2019

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data, share count in thousands)	September 30,	June 30,	September 30,	Percent Changes vs.
	2019	2019	2018	2Q19	3Q18
Net interest income (2)	$805	$819	$810	(2)%	(1)%
FTE adjustment	(6)	(7)	(8)	14	25
Net interest income	799	812	802	(2)	—
Provision for credit losses	82	59	53	39	55
Noninterest income	389	374	342	4	14
Noninterest expense	667	700	651	(5)	2
Income before income taxes	439	427	440	3	—
Provision for income taxes	67	63	62	6	8
Net income	372	364	378	2	(2)
Dividends on preferred shares	18	18	18	—	—
Net income applicable to common shares	$354	$346	$360	2%	(2)%

Net income per common share - diluted	$0.34	$0.33	$0.33	3%	3%
Cash dividends declared per common share	0.15	0.14	0.14	7	7
Tangible book value per common share at end of period	8.25	7.97	7.06	4	17
Number of common shares repurchased	5,213	11,344	43,670	(54)	(88)
Average common shares - basic	1,034,940	1,044,802	1,084,536	(1)	(5)
Average common shares - diluted	1,051,273	1,060,280	1,103,740	(1)	(5)
Ending common shares outstanding	1,032,755	1,037,841	1,061,529	—	(3)
Return on average assets	1.37%	1.36%	1.42%
Return on average common shareholders’ equity	13.4	13.5	14.3
Return on average tangible common shareholders’ equity (1)	17.3	17.7	19.0
Net interest margin (2)	3.20	3.31	3.32
Efficiency ratio (3)	54.7	57.6	55.3
Effective tax rate	15.4	14.6	14.1
Average total assets	$108,166	$107,479	$105,355	1	3
Average earning assets	99,692	99,188	96,753	1	3
Average loans and leases	75,096	74,932	72,751	—	3
Average loans and leases - linked quarter annualized growth rate	0.9%	0.8%	4.8%
Average total deposits	$82,249	$81,718	$81,498	1	1
Average core deposits (4)	79,335	78,723	77,680	1	2
Average core deposits - linked quarter annualized growth rate	3.1%	(1.6)%	12.2%
Average shareholders’ equity	11,714	11,475	11,156	2	5
Average common total shareholders' equity	10,510	10,272	9,953	2	6
Average tangible common shareholders' equity	8,323	8,075	7,713	3	8
Total assets at end of period	108,735	108,247	105,652	—	3
Total shareholders’ equity at end of period	11,909	11,668	10,934	2	9

NCOs as a % of average loans and leases	0.39%	0.25%	0.16%
NAL ratio	0.58	0.57	0.50
NPA ratio (5)	0.64	0.61	0.55
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.05	1.03	1.04
Common equity tier 1 risk-based capital ratio (6)	10.02	9.88	9.89
Tangible common equity / tangible asset ratio (7)	8.00	7.80	7.25
See Notes to the Year to Date and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data, share count in thousands)	2019	2018	Amount	Percent
Net interest income (2)	$2,453	$2,378	$75	3%
FTE adjustment	(20)	(22)	2	9
Net interest income	2,433	2,356	77	3
Provision for credit losses	208	175	33	19
Noninterest income	1,082	992	90	9
Noninterest expense	2,020	1,936	84	4
Income before income taxes	1,287	1,237	50	4
Provision for income taxes	193	178	15	8
Net Income	1,094	1,059	35	3
Dividends on preferred shares	55	51	4	8
Net income applicable to common shares	$1,039	$1,008	$31	3%

Net income per common share - diluted	$0.98	$0.90	$0.08	9%
Cash dividends declared per common share	0.43	0.36	0.07	19

Average common shares - basic	1,042,246	1,090,570	(48,324)	(4)
Average common shares - diluted	1,059,064	1,116,978	(57,914)	(5)

Return on average assets	1.36%	1.35%
Return on average common shareholders’ equity	13.6	13.5
Return on average tangible common shareholders’ equity (1)	17.7	18.0
Net interest margin (2)	3.30	3.31
Efficiency ratio (3)	56.0	56.2
Effective tax rate	15.0	14.4

Average total assets	$107,721	$104,680	$3,041	3
Average earning assets	99,366	96,182	3,184	3
Average loans and leases	74,936	71,716	3,220	4
Average total deposits	82,244	79,261	2,983	4
Average core deposits (4)	79,031	75,501	3,530	5
Average shareholders’ equity	11,450	11,116	334	3
Average common total shareholders' equity	10,247	9,959	288	3
Average tangible common shareholders' equity	8,050	7,710	340	4

NCOs as a % of average loans and leases	0.34%	0.18%
NAL ratio	0.58	0.50
NPA ratio (5)	0.64	0.55
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes

(1)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

(3)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(4)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(5)	NPAs include other real estate owned.

(6)	September 30, 2019, figures are estimated.

(7)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	September 30,	December 31,
(dollar amounts in millions)	2019	2018	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,018	$1,108	(8)%
Interest-bearing deposits in Federal Reserve Bank	618	1,564	(60)
Interest-bearing deposits in banks	122	53	130
Trading account securities	118	105	12
Available-for-sale securities	14,286	13,780	4
Held-to-maturity securities	8,430	8,565	(2)
Other securities	455	565	(19)
Loans held for sale	1,064	804	32
Loans and leases (1)	74,892	74,900	—
Allowance for loan and lease losses	(783)	(772)	(1)
Net loans and leases	74,109	74,128	—
Bank owned life insurance	2,532	2,507	1
Premises and equipment	775	790	(2)
Goodwill	1,990	1,989	—
Service rights and other intangible assets	455	535	(15)
Other assets	2,763	2,288	21
Total assets	$108,735	$108,781	—%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$82,395	$84,774	(3)%
Short-term borrowings	2,173	2,017	8
Long-term debt	9,874	8,625	14
Other liabilities	2,384	2,263	5
Total liabilities	96,826	97,679	(1)

Shareholders' equity
Preferred stock	1,203	1,203	—
Common stock	10	11	(9)
Capital surplus	8,980	9,181	(2)
Less treasury shares, at cost	(55)	(45)	(22)
Accumulated other comprehensive loss	(175)	(609)	71
Retained earnings (deficit)	1,946	1,361	43
Total shareholders’ equity	11,909	11,102	7
Total liabilities and shareholders’ equity	$108,735	$108,781	—%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares outstanding	1,032,755,207	1,046,767,252
Treasury shares outstanding	4,548,310	3,817,385
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	740,500	740,500

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2019		2019		2019		2018		2018
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$30,394	41%	$30,608	41%	$30,972	41%	$30,605	41%	$29,196	40%
Commercial real estate:
Construction	1,157	2	1,146	1	1,152	2	1,185	2	1,111	2
Commercial	5,698	8	5,742	8	5,643	8	5,657	8	5,962	8
Commercial real estate	6,855	10	6,888	9	6,795	10	6,842	10	7,073	10
Total commercial	37,249	51	37,496	50	37,767	51	37,447	51	36,269	50
Consumer:
Automobile	12,292	15	12,173	16	12,272	16	12,429	16	12,375	17
Home equity	9,300	12	9,419	12	9,551	13	9,722	13	9,850	13
Residential mortgage	11,247	15	11,182	15	10,885	14	10,728	14	10,459	14
RV and marine	3,553	5	3,492	5	3,344	4	3,254	4	3,152	4
Other consumer	1,251	2	1,271	2	1,260	2	1,320	2	1,265	2
Total consumer	37,643	49	37,537	50	37,312	49	37,453	49	37,101	50
Total loans and leases	$74,892	100%	$75,033	100%	$75,079	100%	$74,900	100%	$73,370	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2019		2019		2019		2018		2018
Ending Balances by Business Segment:
Consumer and Business Banking	$21,963	30%	$22,128	30%	$22,175	29%	$22,333	30%	$22,271	30%
Commercial Banking	27,090	36	27,311	36	27,554	37	27,191	36	26,465	36
Vehicle Finance	19,484	26	19,417	26	19,332	26	19,434	26	18,880	26
RBHPCG	6,294	8	6,179	8	5,954	8	5,886	8	5,734	8
Treasury / Other	61	—	(2)	—	64	—	56	—	20	—
Total loans and leases	$74,892	100%	$75,033	100%	$75,079	100%	$74,900	100%	$73,370	100%

Average Balances by Business Segment:
Consumer and Business Banking	$22,092	30%	$22,139	30%	$22,241	30%	$22,321	30%	$22,049	30%
Commercial Banking	27,295	36	27,350	36	27,174	36	26,405	36	26,322	36
Vehicle Finance	19,370	26	19,298	26	19,340	26	19,177	26	18,640	26
RBHPCG	6,237	8	6,054	8	5,920	8	5,793	8	5,641	8
Treasury / Other	102	—	91	—	100	—	126	—	99	—
Total loans and leases	$75,096	100%	$74,932	100%	$74,775	100%	$73,822	100%	$72,751	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2019		2019		2019		2018		2018
Ending Balances by Type:
Demand deposits - noninterest-bearing	$20,553	25%	$19,383	24%	$20,036	24%	$21,783	26%	$19,863	24%
Demand deposits - interest-bearing	19,976	24	19,085	24	19,906	24	20,042	24	19,615	24
Money market deposits	23,977	29	23,952	30	22,931	28	22,721	27	21,411	26
Savings and other domestic deposits	9,566	12	9,803	12	10,277	13	10,451	12	11,604	14
Core certificates of deposit (1)	5,443	7	5,703	7	6,007	7	5,924	7	5,358	7
Total core deposits	79,515	97	77,926	97	79,157	96	80,921	96	77,851	95
Other domestic deposits of $250,000 or more	326	—	316	—	313	1	337	—	318	1
Brokered deposits and negotiable CDs	2,554	3	2,640	3	2,685	3	3,516	4	3,520	4
Total deposits	$82,395	100%	$80,882	100%	$82,155	100%	$84,774	100%	$81,689	100%
Total core deposits:
Commercial	$35,247	44%	$33,371	43%	$33,546	42%	$37,268	46%	$35,455	46%
Consumer	44,268	56	44,555	57	45,611	58	43,653	54	42,396	54
Total core deposits	$79,515	100%	$77,926	100%	$79,157	100%	$80,921	100%	$77,851	100%
Ending Balances by Business Segment:
Consumer and Business Banking	$51,671	63%	$51,577	64%	$52,354	64%	$50,300	59%	$49,434	61%
Commercial Banking	21,088	26	20,049	25	20,543	25	23,185	28	22,288	27
Vehicle Finance	363	—	339	—	327	—	346	—	348	—
RBHPCG	6,101	7	5,863	7	5,959	7	6,809	8	5,783	7
Treasury / Other (2)	3,172	4	3,054	4	2,972	4	4,134	5	3,836	5
Total deposits	$82,395	100%	$80,882	100%	$82,155	100%	$84,774	100%	$81,689	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2019		2019		2019		2018		2018
Average Balances by Business Segment:
Consumer and Business Banking	$51,604	63%	$51,935	64%	$50,961	62%	$50,037	61%	$48,659	60%
Commercial Banking	21,227	26	20,361	25	21,739	26	22,673	27	22,823	28
Vehicle Finance	359	—	322	—	305	—	335	—	337	—
RBHPCG	5,958	7	5,918	7	5,942	7	5,936	7	5,694	7
Treasury / Other (2)	3,101	4	3,182	4	3,825	5	3,950	5	3,985	5
Total deposits	$82,249	100%	$81,718	100%	$82,772	100%	$82,931	100%	$81,498	100%

(1)	Includes consumer certificates of deposit of $250,000 or more.

(2)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2019	2019	2019	2018	2018	2Q19	3Q18
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	$514	$518	$501	$483	$—	(1)%	100%
Interest-bearing deposits in banks	149	135	109	97	83	10	80
Securities:
Trading account securities	137	161	138	131	82	(15)	67
Available-for-sale securities:
Taxable	11,096	10,501	10,752	10,351	10,469	6	6
Tax-exempt	2,820	2,970	3,048	3,176	3,496	(5)	(19)
Total available-for-sale securities	13,916	13,471	13,800	13,527	13,965	3	—
Held-to-maturity securities - taxable	8,566	8,771	8,653	8,433	8,560	(2)	—
Other securities	437	466	536	565	567	(6)	(23)
Total securities	23,056	22,869	23,127	22,656	23,174	1	(1)
Loans held for sale	877	734	700	694	745	19	18
Loans and leases: (3)
Commercial:
Commercial and industrial	30,632	30,644	30,546	29,557	28,870	—	6
Commercial real estate:
Construction	1,165	1,168	1,174	1,138	1,132	—	3
Commercial	5,762	5,732	5,686	5,806	6,019	1	(4)
Commercial real estate	6,927	6,900	6,860	6,944	7,151	—	(3)
Total commercial	37,559	37,544	37,406	36,501	36,021	—	4
Consumer:
Automobile	12,181	12,219	12,361	12,423	12,368	—	(2)
Home equity	9,353	9,482	9,641	9,817	9,873	(1)	(5)
Residential mortgage	11,214	11,010	10,787	10,574	10,236	2	10
RV and marine	3,528	3,413	3,296	3,216	3,016	3	17
Other consumer	1,261	1,264	1,284	1,291	1,237	—	2
Total consumer	37,537	37,388	37,369	37,321	36,730	—	2
Total loans and leases	75,096	74,932	74,775	73,822	72,751	—	3
Allowance for loan and lease losses	(799)	(778)	(780)	(777)	(759)	(3)	(5)
Net loans and leases	74,297	74,154	73,995	73,045	71,992	—	3
Total earning assets	99,692	99,188	99,212	97,752	96,753	1	3
Cash and due from banks	817	835	853	909	1,330	(2)	(39)
Intangible assets	2,240	2,252	2,265	2,288	2,305	(1)	(3)
All other assets	6,216	5,982	5,961	5,705	5,726	4	9
Total assets	$108,166	$107,479	$107,511	$105,877	$105,355	1%	3%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$19,796	$19,693	$19,770	$19,860	$19,553	1%	1%
Money market deposits	24,266	23,305	22,935	22,595	21,547	4	13
Savings and other domestic deposits	9,681	10,105	10,338	10,534	11,434	(4)	(15)
Core certificates of deposit (4)	5,666	5,860	6,052	5,705	4,916	(3)	15
Other domestic deposits of $250,000 or more	315	310	335	346	285	2	11
Brokered deposits and negotiable CDs	2,599	2,685	3,404	3,507	3,533	(3)	(26)
Total interest-bearing deposits	62,323	61,958	62,834	62,547	61,268	1	2
Short-term borrowings	2,331	3,166	2,320	1,006	1,732	(26)	35
Long-term debt	9,536	8,914	8,979	8,871	8,915	7	7
Total interest-bearing liabilities	74,190	74,038	74,133	72,424	71,915	—	3
Demand deposits - noninterest-bearing	19,926	19,760	19,938	20,384	20,230	1	(2)
All other liabilities	2,336	2,206	2,284	2,180	2,054	6	14
Shareholders’ equity	11,714	11,475	11,156	10,889	11,156	2	5
Total liabilities and shareholders’ equity	$108,166	$107,479	$107,511	$105,877	$105,355	1%	3%

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Includes nonaccrual loans.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2019	2019	2019	2018	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (3)	$3	$3	$3	$3	$—
Interest-bearing deposits in banks	1	—	1	1	—
Securities:
Trading account securities	—	1	1	1	—
Available-for-sale securities:
Taxable	74	72	76	70	69
Tax-exempt	26	27	28	33	30
Total available-for-sale securities	100	99	104	103	99
Held-to-maturity securities - taxable	54	56	54	52	52
Other securities	3	4	6	5	7
Total securities	157	160	165	161	158
Loans held for sale	9	7	7	7	8
Loans and leases:
Commercial:
Commercial and industrial	358	373	375	363	342
Commercial real estate:
Construction	16	17	16	16	15
Commercial	68	71	71	74	72
Commercial real estate	84	88	87	90	87
Total commercial	442	461	462	453	429
Consumer:
Automobile	126	123	120	122	117
Home equity	127	131	133	135	130
Residential mortgage	107	106	104	101	97
RV and marine	44	42	40	41	39
Other consumer	42	42	42	40	37
Total consumer	446	444	439	439	420
Total loans and leases	888	905	901	892	849
Total earning assets	$1,058	$1,075	$1,077	$1,064	$1,015

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$29	$28	$27	$25	$22
Money market deposits	73	67	59	52	42
Savings and other domestic deposits	5	6	6	5	7
Core certificates of deposit (4)	31	32	31	29	23
Other domestic deposits of $250,000 or more	1	1	2	1	1
Brokered deposits and negotiable CDs	15	16	20	20	17
Total interest-bearing deposits	154	150	145	132	112
Short-term borrowings	13	19	14	6	9
Long-term debt	86	87	89	85	84
Total interest bearing liabilities	253	256	248	223	205
Demand deposits - noninterest-bearing	—	—	—	—	—
Net interest income	$805	$819	$829	$841	$810

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018 and associated interest income was not material.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates (2)
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis (1)	2019	2019	2019	2018	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	2.19%	2.38%	2.40%	2.33%	—%
Interest-bearing deposits in banks	2.38	2.08	1.75	1.97	1.95
Securities:
Trading account securities	2.36	1.92	2.03	1.94	0.26
Available-for-sale securities:
Taxable	2.67	2.73	2.82	2.71	2.61
Tax-exempt	3.63	3.66	3.69	4.12	3.53
Total available-for-sale securities	2.87	2.94	3.01	3.04	2.84
Held-to-maturity securities - taxable	2.51	2.54	2.52	2.45	2.43
Other securities	3.15	3.44	4.51	4.24	4.58
Total securities	2.74	2.79	2.86	2.84	2.73
Loans held for sale	3.69	4.00	4.07	4.04	4.45
Loans and leases: (4)
Commercial:
Commercial and industrial	4.57	4.82	4.91	4.81	4.64
Commercial real estate:
Construction	5.50	5.59	5.58	5.47	5.31
Commercial	4.67	4.88	5.00	4.99	4.63
Commercial real estate	4.81	5.00	5.10	5.07	4.74
Total commercial	4.61	4.85	4.94	4.86	4.66
Consumer:
Automobile	4.09	4.02	3.95	3.88	3.75
Home equity	5.38	5.56	5.61	5.45	5.21
Residential mortgage	3.80	3.84	3.86	3.82	3.78
RV and marine	4.96	4.94	4.96	5.10	5.06
Other consumer	13.34	13.29	13.07	12.35	12.16
Total consumer	4.72	4.76	4.75	4.67	4.54
Total loans and leases	4.67	4.80	4.85	4.76	4.60
Total earning assets	4.21	4.35	4.40	4.32	4.16
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.57	0.58	0.56	0.48	0.45
Money market deposits	1.20	1.15	1.04	0.91	0.77
Savings and other domestic deposits	0.22	0.23	0.23	0.23	0.24
Core certificates of deposit (5)	2.17	2.15	2.11	2.00	1.82
Other domestic deposits of $250,000 or more	1.85	1.92	1.82	1.67	1.40
Brokered deposits and negotiable CDs	2.21	2.39	2.38	2.22	1.98
Total interest-bearing deposits	0.98	0.97	0.94	0.84	0.73
Short-term borrowings	2.28	2.41	2.41	2.49	1.98
Long-term debt	3.59	3.91	3.98	3.82	3.78
Total interest-bearing liabilities	1.36	1.39	1.35	1.23	1.13
Demand deposits - noninterest-bearing	—	—	—	—	—
Net interest rate spread	2.85	2.96	3.05	3.09	3.03
Impact of noninterest-bearing funds on margin	0.35	0.35	0.34	0.32	0.29
Net interest margin	3.20%	3.31%	3.39%	3.41%	3.32%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2019	2019	2019	2018	2018
Fully-taxable equivalent basis (1)	Third	Second	First	Fourth	Third
Commercial loans (3)(4)	4.70%	4.88%	4.95%	4.86%	4.66%
Impact of commercial loan derivatives	(0.09)	(0.03)	(0.01)	—	—
Total commercial - as reported	4.61%	4.85%	4.94%	4.86%	4.66%

Average 1 Month LIBOR	2.18%	2.44%	2.50%	2.35%	2.11%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

(4)	Includes nonaccrual loans.

(5)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data, share count in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
Interest income	$1,052	$1,068	$1,070	$1,056	$1,007
Interest expense	253	256	248	223	205
Net interest income	799	812	822	833	802
Provision for credit losses	82	59	67	60	53
Net interest income after provision for credit losses	717	753	755	773	749
Service charges on deposit accounts	98	92	87	94	93
Card and payment processing income	64	63	56	58	57
Trust and investment management services	44	43	44	42	43
Mortgage banking income	54	34	21	23	31
Capital markets fees	36	34	22	34	26
Insurance income	20	23	21	21	19
Bank owned life insurance income	18	15	16	16	19
Gain on sale of loans and leases	13	13	13	16	16
Securities gains (losses)	—	(2)	—	(19)	(2)
Other income	42	59	39	44	40
Total noninterest income	389	374	319	329	342
Personnel costs	406	428	394	399	388
Outside data processing and other services	87	89	81	83	69
Net occupancy	38	38	42	70	38
Equipment	41	40	40	48	38
Deposit and other insurance expense	8	8	8	9	18
Professional services	16	12	12	17	17
Marketing	10	11	7	15	12
Amortization of intangibles	12	12	13	13	13
Other expense	49	62	56	57	58
Total noninterest expense	667	700	653	711	651
Income before income taxes	439	427	421	391	440
Provision for income taxes	67	63	63	57	62
Net income	372	364	358	334	378
Dividends on preferred shares	18	18	19	19	18
Net income applicable to common shares	$354	$346	$339	$315	$360

Average common shares - basic	1,034,940	1,044,802	1,046,995	1,054,460	1,084,536
Average common shares - diluted	1,051,273	1,060,280	1,065,638	1,073,055	1,103,740

Per common share
Net income - basic	$0.34	$0.33	$0.32	$0.30	$0.33
Net income - diluted	0.34	0.33	0.32	0.29	0.33
Cash dividends declared	0.15	0.14	0.14	0.14	0.14

Revenue - fully-taxable equivalent (FTE)
Net interest income	$799	$812	$822	$833	$802
FTE adjustment	6	7	7	8	8
Net interest income (1)	805	819	829	841	810
Noninterest income	389	374	319	329	342
Total revenue (1)	$1,194	$1,193	$1,148	$1,170	$1,152

(1)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2019	2019	2019	2018	2018	2Q19	3Q18
Net origination and secondary marketing income	$42	$30	$17	$16	$24	40%	75%
Net mortgage servicing income
Loan servicing income	15	15	14	14	14	—	7
Amortization of capitalized servicing	(13)	(10)	(9)	(8)	(9)	(30)	(44)
Operating income	2	5	5	6	5	(60)	(60)
MSR valuation adjustment (1)	(11)	(19)	(10)	—	—	42	(100)
Gains (losses) due to MSR hedging	19	17	7	(1)	—	12	100
Net MSR risk management	8	(2)	(3)	(1)	—	500	100
Total net mortgage servicing income	$10	$3	$2	$5	$5	233%	100%
All other	2	1	2	2	2	100	—
Mortgage banking income	$54	$34	$21	$23	$31	59%	74%

Mortgage origination volume	$2,097	$1,922	$1,235	$1,538	$1,818	9%	15%
Mortgage origination volume for sale	1,483	1,181	756	948	1,112	26	33

Third party mortgage loans serviced (2)	21,674	21,486	21,346	21,068	20,617	1	5
Mortgage servicing rights (2)	180	192	212	221	219	(6)	(18)
MSR % of investor servicing portfolio (2)	0.83%	0.90%	0.99%	1.05%	1.06%	(8)%	(22)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2019	2019	2019	2018	2018
Allowance for loan and lease losses, beginning of period	$774	$764	$772	$761	$741
Loan and lease losses	(102)	(70)	(97)	(84)	(58)
Recoveries of loans previously charged off	29	22	26	34	29
Net loan and lease losses	(73)	(48)	(71)	(50)	(29)
Provision for loan and lease losses	82	58	63	61	49
Allowance for loan and lease losses, end of period	783	774	764	772	761
Allowance for unfunded loan commitments and letters of credit, beginning of period	101	100	96	97	93
Provision for (reduction in) unfunded loan commitments and letters of credit losses	—	1	4	(1)	4
Allowance for unfunded loan commitments and letters of credit, end of period	101	101	100	96	97
Total allowance for credit losses, end of period	$884	$875	$864	$868	$858
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.05%	1.03%	1.02%	1.03%	1.04%
Nonaccrual loans and leases (NALs)	179	182	183	228	206
Nonperforming assets (NPAs)	163	168	166	200	189

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2019	2019	2019	2018	2018
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$40	$21	$31	$13	$(1)
Commercial real estate:
Construction	(1)	(1)	—	—	—
Commercial	(1)	(2)	2	—	(3)
Commercial real estate	(2)	(3)	2	—	(3)
Total commercial	38	18	33	13	(4)
Consumer:
Automobile	8	5	10	9	8
Home equity	2	2	3	2	1
Residential mortgage	1	1	3	2	2
RV and marine	2	2	3	2	2
Other consumer	22	20	19	22	20
Total consumer	35	30	38	37	33
Total net charge-offs	$73	$48	$71	$50	$29

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.52%	0.27%	0.41%	0.17%	(0.01)%
Commercial real estate:
Construction	(0.40)	(0.08)	(0.11)	(0.09)	(0.01)
Commercial	(0.09)	(0.12)	0.12	—	(0.18)
Commercial real estate	(0.14)	(0.12)	0.08	(0.01)	(0.15)
Total commercial	0.40	0.20	0.35	0.14	(0.04)
Consumer:
Automobile	0.26	0.17	0.32	0.30	0.26
Home equity	0.11	0.07	0.12	0.05	0.06
Residential mortgage	0.03	0.05	0.10	0.10	0.07
RV and marine	0.23	0.25	0.39	0.31	0.25
Other consumer	7.07	6.02	6.29	6.66	6.32
Total consumer	0.38	0.31	0.41	0.40	0.36
Net charge-offs as a % of average loans	0.39%	0.25%	0.38%	0.27%	0.16%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2019	2019	2019	2018	2018
Nonaccrual loans and leases (NALs):
Commercial and industrial	$291	$281	$271	$188	$211
Commercial real estate	12	17	9	15	19
Automobile	5	4	4	5	5
Home equity	60	60	64	62	67
Residential mortgage	69	62	68	69	67
RV and marine	1	1	1	1	1
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	438	425	417	340	370
Other real estate, net:
Residential	10	10	14	19	22
Commercial	2	4	4	4	5
Total other real estate, net	12	14	18	23	27
Other NPAs (1)	32	21	26	24	6
Total nonperforming assets	$482	$460	$461	$387	$403

Nonaccrual loans and leases as a % of total loans and leases	0.58%	0.57%	0.56%	0.45%	0.50%
NPA ratio (2)	0.64	0.61	0.61	0.52	0.55
(NPA+90days)/(Loan+OREO) (3)	0.86	0.82	0.81	0.74	0.76

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2019	2019	2019	2018	2018
Nonperforming assets, beginning of period	$460	$461	$387	$403	$412
New nonperforming assets	165	117	218	109	114
Returns to accruing status	(24)	(16)	(33)	(21)	(24)
Loan and lease losses	(66)	(34)	(46)	(32)	(29)
Payments	(38)	(54)	(33)	(66)	(62)
Sales	(15)	(14)	(32)	(6)	(8)
Nonperforming assets, end of period	$482	$460	$461	$387	$403

(1)	Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2019	2019	2019	2018	2018
Accruing loans and leases past due 90+ days:
Commercial and industrial	$9	$5	$3	$7	$9
Commercial real estate	—	—	—	—	—
Automobile	8	7	6	8	7
Home equity	13	15	15	17	15
Residential mortgage (excluding loans guaranteed by the U.S. Government)	23	27	25	32	28
RV and marine	1	1	2	1	1
Other consumer	7	5	5	6	6
Total, excl. loans guaranteed by the U.S. Government	61	60	56	71	66
Add: loans guaranteed by U.S. Government	102	92	91	99	88
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$163	$152	$147	$170	$154

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.08%	0.08%	0.07%	0.09%	0.09%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.14	0.12	0.12	0.13	0.12
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.22	0.20	0.20	0.23	0.21

Accruing troubled debt restructured loans:
Commercial and industrial	$225	$245	$270	$269	$308
Commercial real estate	40	48	60	54	60
Automobile	39	37	37	35	34
Home equity	233	241	247	252	257
Residential mortgage	221	221	219	218	219
RV and marine	3	2	2	2	2
Other consumer	10	10	9	9	10
Total accruing troubled debt restructured loans	$771	$804	$844	$839	$890

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$84	$88	$86	$97	$100
Commercial real estate	6	6	6	6	8
Automobile	3	3	3	3	3
Home equity	26	26	28	28	28
Residential mortgage	44	43	43	44	46
RV and marine	1	1	1	—	1
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$164	$167	$167	$178	$186

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2019	2019	2019	2018	2018
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$11,909	$11,668	$11,432	$11,102	$10,934
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,207)	(1,207)	(1,207)	(1,207)	(1,207)
Accumulated other comprehensive income offset	175	273	455	609	790
Goodwill and other intangibles, net of related taxes	(2,162)	(2,174)	(2,187)	(2,200)	(2,226)
Deferred tax assets that arise from tax loss and credit carryforwards	(30)	(30)	(31)	(33)	(28)
Common equity tier 1 capital	8,685	8,530	8,462	8,271	8,263
Additional tier 1 capital
Shareholders’ preferred equity	1,207	1,207	1,207	1,207	1,207
Other	1	—	1	—	—
Tier 1 capital	9,893	9,737	9,670	9,478	9,470
Long-term debt and other tier 2 qualifying instruments	750	727	736	776	839
Qualifying allowance for loan and lease losses	884	875	864	868	858
Tier 2 capital	1,634	1,602	1,600	1,644	1,697
Total risk-based capital	$11,527	$11,339	$11,270	$11,122	$11,167
Risk-weighted assets (RWA)(1)	$86,719	$86,332	$85,966	$85,687	$83,580
Common equity tier 1 risk-based capital ratio (1)	10.02%	9.88%	9.84%	9.65%	9.89%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.34	9.24	9.16	9.10	9.14
Tier 1 risk-based capital ratio (1)	11.41	11.28	11.25	11.06	11.33
Total risk-based capital ratio (1)	13.29	13.13	13.11	12.98	13.36
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	9.83	9.58	9.34	8.97	8.97

(1)	September 30, 2019, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
Dividends, per share
Cash dividends declared per common share	$0.15	$0.14	$0.14	$0.14	$0.14
Common shares outstanding (000)
Average - basic	1,034,940	1,044,802	1,046,995	1,054,460	1,084,536
Average - diluted	1,051,273	1,060,280	1,065,638	1,073,055	1,103,740
Ending	1,032,755	1,037,841	1,046,440	1,046,767	1,061,529
Tangible book value per common share (1)	$8.25	$7.97	$7.67	$7.34	$7.06
Common share repurchases (000)
Number of shares repurchased	5,213	11,344	1,833	14,967	43,670
Non-regulatory capital

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2019	2019	2019	2018	2018
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$11,909	$11,668	$11,432	$11,102	$10,934
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,989)	(1,993)
Less: other intangible assets	(244)	(257)	(269)	(281)	(306)
Add: related deferred tax liability (1)	51	54	56	59	64
Total tangible equity	9,726	9,475	9,229	8,891	8,699
Less: preferred equity	(1,203)	(1,203)	(1,203)	(1,203)	(1,203)
Total tangible common equity	$8,523	$8,272	$8,026	$7,688	$7,496
Total assets	$108,735	$108,247	$108,203	$108,781	$105,652
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,989)	(1,993)
Less: other intangible assets	(244)	(257)	(269)	(281)	(306)
Add: related deferred tax liability (1)	51	54	56	59	64
Total tangible assets	$106,552	$106,054	$106,000	$106,570	$103,417
Tangible equity / tangible asset ratio	9.13%	8.93%	8.71%	8.34%	8.41%
Tangible common equity / tangible asset ratio	8.00	7.80	7.57	7.21	7.25
Other data:
Number of employees (Average full-time equivalent)	15,659	15,780	15,738	15,657	15,772
Number of domestic full-service branches (2)	868	868	898	954	970
ATM Count	1,442	1,687	1,727	1,774	1,860

(1)	Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

(2)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2019	2018	Amount	Percent
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	$511	$—	$511	100%
Interest-bearing deposits in banks	131	86	45	52
Securities:
Trading account securities	146	84	62	74
Available-for-sale securities:
Taxable	10,784	10,817	(33)	—
Tax-exempt	2,945	3,561	(616)	(17)
Total available-for-sale securities	13,729	14,378	(649)	(5)
Held-to-maturity securities - taxable	8,663	8,713	(50)	(1)
Other securities	479	590	(111)	(19)
Total securities	23,017	23,765	(748)	(3)
Loans held for sale	771	615	156	25
Loans and leases: (3)
Commercial:
Commercial and industrial	30,608	28,661	1,947	7
Commercial real estate:
Construction	1,169	1,149	20	2
Commercial	5,727	6,131	(404)	(7)
Commercial real estate	6,896	7,280	(384)	(5)
Total commercial	37,504	35,941	1,563	4
Consumer:
Automobile	12,253	12,247	6	—
Home equity	9,491	9,948	(457)	(5)
Residential mortgage	11,005	9,682	1,323	14
RV and marine	3,413	2,723	690	25
Other consumer	1,270	1,175	95	8
Total consumer	37,432	35,775	1,657	5
Total loans and leases	74,936	71,716	3,220	4
Allowance for loan and lease losses	(786)	(737)	(49)	(7)
Net loans and leases	74,150	70,979	3,171	4
Total earning assets	99,366	96,182	3,184	3
Cash and due from banks	835	1,277	(442)	(35)
Intangible assets	2,252	2,318	(66)	(3)
All other assets	6,054	5,640	414	7
Total assets	$107,721	$104,680	3,041	3%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$19,763	$19,105	$658	3%
Money market deposits	23,507	21,059	2,448	12
Savings and other domestic deposits	10,039	11,267	(1,228)	(11)
Core certificates of deposit (4)	5,858	3,677	2,181	59
Other domestic deposits of $250,000 or more	320	259	61	24
Brokered deposits and negotiable CDs	2,893	3,501	(608)	(17)
Total interest-bearing deposits	62,380	58,868	3,512	6
Short-term borrowings	2,605	3,335	(730)	(22)
Long-term debt	9,145	9,033	112	1
Total interest-bearing liabilities	74,130	71,236	2,894	4
Demand deposits - noninterest-bearing	19,864	20,393	(529)	(3)
All other liabilities	2,277	1,935	342	18
Shareholders’ equity	11,450	11,116	334	3
Total liabilities and shareholders’ equity	$107,721	$104,680	$3,041	3%

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Includes nonaccrual loans.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in millions)	2019	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (3)	$9	$—
Interest-bearing deposits in banks	2	1
Securities:
Trading account securities	2	—
Available-for-sale securities:
Taxable	222	210
Tax-exempt	81	89
Total available-for-sale securities	303	299
Held-to-maturity securities - taxable	164	159
Other securities	13	20
Total securities	482	478
Loans held for sale	23	19
Loans and leases:
Commercial:
Commercial and industrial	1,106	974
Commercial real estate:
Construction	49	44
Commercial	210	209
Commercial real estate	259	253
Total commercial	1,365	1,227
Consumer:
Automobile	369	334
Home equity	391	377
Residential mortgage	317	270
RV and marine	126	104
Other consumer	126	105
Total consumer	1,329	1,190
Total loans and leases	2,694	2,417
Total earning assets	$3,210	$2,915
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$84	$53
Money market deposits	199	96
Savings and other domestic deposits	17	19
Core certificates of deposit (4)	94	43
Other domestic deposits of $250,000 or more	4	2
Brokered deposits and negotiable CDs	51	46
Total interest-bearing deposits	449	259
Short-term borrowings	46	42
Long-term debt	262	236
Total interest-bearing liabilities	757	537
Demand deposits - noninterest-bearing	—	—
Net interest income	$2,453	$2,378

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018 and associated interest income was not material.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2019	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	2.32%	—%
Interest-bearing deposits in banks	2.10	1.95
Securities:
Trading account securities	2.10	0.21
Available-for-sale securities:
Taxable	2.74	2.58
Tax-exempt	3.66	3.35
Total available-for-sale securities	2.94	2.77
Held-to-maturity securities - taxable	2.52	2.43
Other securities	3.75	4.38
Total securities	2.79	2.69
Loans held for sale	3.90	4.19
Loans and leases: (4)
Commercial:
Commercial and industrial	4.77	4.48
Commercial real estate:
Construction	5.56	5.09
Commercial	4.85	4.49
Commercial real estate	4.97	4.58
Total commercial	4.80	4.50
Consumer:
Automobile	4.02	3.65
Home equity	5.51	5.07
Residential mortgage	3.83	3.71
RV and marine	4.95	5.09
Other consumer	13.29	11.91
Total consumer	4.74	4.44
Total loans and leases	4.77	4.47
Total earning assets	4.32%	4.05%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.57%	0.37%
Money market deposits	1.13	0.61
Savings and other domestic deposits	0.23	0.22
Core certificates of deposit (5)	2.14	1.57
Other domestic deposits of $250,000 or more	1.86	1.05
Brokered deposits and negotiable CDs	2.33	1.76
Total interest-bearing deposits	0.96	0.59
Short-term borrowings	2.37	1.67
Long-term debt	3.82	3.48
Total interest-bearing liabilities	1.36	1.01
Demand deposits - noninterest-bearing	—	—
Net interest rate spread	2.96	3.05
Impact of noninterest-bearing funds on margin	0.34	0.26
Net interest margin	3.30%	3.31%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2019	2018
Commercial loans (3)(4)	4.84%	4.50%
Impact of commercial loan derivatives	(0.04)	—
Total commercial - as reported	4.80%	4.50%

Average 1 Month LIBOR	2.37%	1.91%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

(4)	Includes the impact of nonaccrual loans.

(5)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data, share count in thousands)	2019	2018	Amount	Percent
Interest income	$3,190	$2,893	$297	10%
Interest expense	757	537	220	41
Net interest income	2,433	2,356	77	3
Provision for credit losses	208	175	33	19
Net interest income after provision for credit losses	2,225	2,181	44	2
Service charges on deposit accounts	277	270	7	3
Card and payment processing income	183	166	17	10
Trust and investment management services	131	129	2	2
Mortgage banking income	109	85	24	28
Capital market fees	92	74	18	24
Insurance income	64	61	3	5
Bank owned life insurance income	49	51	(2)	(4)
Gain on sale of loans and leases	39	39	—	—
Securities gains (losses)	(2)	(2)	—	—
Other income	140	119	21	18
Total noninterest income	1,082	992	90	9
Personnel costs	1,228	1,160	68	6
Outside data processing and other services	257	211	46	22
Net occupancy	118	114	4	4
Equipment	121	116	5	4
Deposit and other insurance expense	24	54	(30)	(56)
Professional services	40	43	(3)	(7)
Marketing	28	38	(10)	(26)
Amortization of intangibles	37	40	(3)	(8)
Other expense	167	160	7	4
Total noninterest expense	2,020	1,936	84	4
Income before income taxes	1,287	1,237	50	4
Provision for income taxes	193	178	15	8
Net income	1,094	1,059	35	3
Dividends on preferred shares	55	51	4	8
Net income applicable to common shares	$1,039	$1,008	$31	3%
Average common shares - basic	1,042,246	1,090,570	(48)	(4)
Average common shares - diluted	1,059,064	1,116,978	(58)	(5)
Per common share
Net income - basic	$1.00	$0.92	$0.08	9%
Net income - diluted	0.98	0.90	0.08	9
Cash dividends declared	0.43	0.36	0.07	19
Revenue - fully taxable equivalent (FTE)
Net interest income	$2,433	$2,356	$77	3%
FTE adjustment (1)	20	22	(2)	(9)
Net interest income	2,453	2,378	75	3
Noninterest income	1,082	992	90	9
Total revenue (1)	$3,535	$3,370	$165	5%

(1)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2019	2018	Amount	Percent
Net origination and secondary marketing income	$89	$63	26	41%
Net mortgage servicing income
Loan servicing income	44	42	2	5
Amortization of capitalized servicing	(32)	(25)	(7)	(28)
Operating income	12	17	(5)	(29)
MSR valuation adjustment (1)	(40)	7	(47)	(671)
Gains (losses) due to MSR hedging	43	(7)	50	714
Net MSR risk management	3	—	3	—
Total net mortgage servicing income	$15	$17	$(2)	(12)%
All other	5	5	—	—
Mortgage banking income	$109	$85	$24	28%

Mortgage origination volume	$5,254	$5,458	$(204)	(4)%
Mortgage origination volume for sale	3,420	3,113	307	10

Third party mortgage loans serviced (2)	21,674	20,617	1,057	5
Mortgage servicing rights (2)	180	219	(39)	(18)
MSR % of investor servicing portfolio	0.83%	1.06%	(0.23)%	(22)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2019	2018
Allowance for loan and lease losses, beginning of period	$772	$691
Loan and lease losses	(269)	(184)
Recoveries of loans previously charged off	77	89
Net loan and lease losses	(192)	(95)
Provision for loan and lease losses	203	165
Allowance for loan and lease losses, end of period	783	761
Allowance for unfunded loan commitments and letters of credit, beginning of period	$96	$87
Provision for (reduction in) unfunded loan commitments and letters of credit losses	5	10
Allowance for unfunded loan commitments and letters of credit, end of period	101	97
Total allowance for credit losses	$884	$858
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.05%	1.04%
Nonaccrual loans and leases (NALs)	179	206
Nonperforming assets (NPAs)	163	189

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2019	2018
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$92	$19
Commercial real estate:
Construction	(2)	(1)
Commercial	(1)	(17)
Commercial real estate	(3)	(18)
Total commercial	89	1
Consumer:
Automobile	23	25
Home equity	7	4
Residential mortgage	5	4
RV and marine	7	7
Other consumer	61	54
Total consumer	103	94
Total net charge-offs	$192	$95

	Nine Months Ended September 30,
	2019	2018
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.40%	0.09%
Commercial real estate:
Construction	(0.19)	(0.14)
Commercial	(0.03)	(0.34)
Commercial real estate	(0.06)	(0.31)
Total commercial	0.32	0.01
Consumer:
Automobile	0.25	0.27
Home equity	0.10	0.06
Residential mortgage	0.06	0.05
RV and marine	0.29	0.33
Other consumer	6.41	6.12
Total consumer	0.37	0.35
Net charge-offs as a % of average loans	0.34%	0.18%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(dollar amounts in millions)	2019	2018
Nonaccrual loans and leases (NALs):
Commercial and industrial	$291	$211
Commercial real estate	12	19
Automobile	5	5
Home equity	60	67
Residential mortgage	69	67
RV and marine	1	1
Other consumer	—	—
Total nonaccrual loans and leases	438	370
Other real estate, net:
Residential	10	22
Commercial	2	5
Total other real estate, net	12	27
Other NPAs (1)	32	6
Total nonperforming assets (3)	$482	$403

Nonaccrual loans and leases as a % of total loans and leases	0.58%	0.50%
NPA ratio (2)	0.64	0.55

	Nine Months Ended September 30,
(dollar amounts in millions)	2019	2018
Nonperforming assets, beginning of period	$387	$389
New nonperforming assets	500	368
Returns to accruing status	(73)	(72)
Loan and lease losses	(146)	(82)
Payments	(125)	(179)
Sales and held-for-sale transfers	(61)	(21)
Nonperforming assets, end of period (2)	$482	$403

(1)	Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2019	2018
Accruing loans and leases past due 90+ days:
Commercial and industrial	$9	$9
Commercial real estate	—	—
Automobile	8	7
Home equity	13	15
Residential mortgage (excluding loans guaranteed by the U.S. Government)	23	28
RV and marine	1	1
Other consumer	7	6
Total, excl. loans guaranteed by the U.S. Government	61	66
Add: loans guaranteed by U.S. Government	102	88
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$163	$154
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.08%	0.09%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.14	0.12
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.22	0.21
Accruing troubled debt restructured loans:
Commercial and industrial	$225	$308
Commercial real estate	40	60
Automobile	39	34
Home equity	233	257
Residential mortgage	221	219
RV and marine	3	2
Other consumer	10	10
Total accruing troubled debt restructured loans	$771	$890
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$84	$100
Commercial real estate	6	8
Automobile	3	3
Home equity	26	28
Residential mortgage	44	46
RV and marine	1	1
Other consumer	—	—
Total nonaccruing troubled debt restructured loans	$164	$186